UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2025

WORLD KINECT CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 N.W. 41st Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WKC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 17, 2025, the Board of Directors (the “Board”) of World Kinect Corporation (the “Company”) appointed Gregory F. Piper as a director of the Company. Mr. Piper will serve as a member of the Compensation Committee of the Board. Mr. Piper has more than 35 years of successful operational, M&A and business development experience in the global energy, commodity and agriculture sectors. A copy of the Company’s press release announcing the appointment of Mr. Piper is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Piper will receive the standard non-employee director compensation for serving on the Board and its committees, including restricted stock units representing a pro-rated portion of a $175,000 annual equity grant for service on the Board, which will vest on the earlier of the day prior to the Company’s 2026 annual meeting of shareholders or the one-year anniversary of the grant date. The Company also entered into a director indemnification agreement with Mr. Piper, the form of which was previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2025.

There is no arrangement or understanding between Mr. Piper and any other person pursuant to which Mr. Piper was selected as a director of the Company. Mr. Piper is also not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 18, 2025

104	Cover Page Interactive Data File, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2025

World Kinect Corporation

/s/ Joel M. Williams
Joel M. Williams
Assistant Corporate Secretary